                                  EXHIBIT 99.02

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                    OF ADVANTIS NETWORK & SYSTEM SDN BHD AND
             NHANCEMENT TECHNOLOGIES INC., AS OF SEPTEMBER 30, 1997


The following unaudited pro forma combined condensed financial statements assume a business combination between NHancement Technologies Inc.("NHancement") including its wholly owned subsidiary, Voice Plus ("Voice Plus"), which was acquired in February 1997 immediately prior to the Nhancement Initial Public Offering, and Advantis Network & Systems Sdn. Bhd. ("Advantis") accounted for as a purchase (the "Acquisition"). The pro forma combined condensed financial statements are based on the historical financial statements and the notes thereto of NHancement included in the quarterly report on Form 10-QSB for the nine months ended September 30, 1997, the Nhancement annual report on Form 10-KSB for the year ended December 31, 1996, the historical financial statements of Voice Plus for the year ended December 31, 1996 and the historical financial statements and the notes thereto of Advantis. The NHancement and Voice Plus historical financial statement data for the nine months ended September 30, 1997 and the Advantis historical financial statement data for the nine months ended September 30, 1997 have been prepared on the same basis as the audited financial statements of NHancement and, in the opinion of management, contain all adjustments necessary for the fair presentation of the results of operations for such periods.

The pro forma combined condensed balance sheet combines NHancement's and Voice Plus' unaudited September 30, 1997 condensed balance sheet with Advantis' unaudited September 30, 1997 condensed balance sheet, giving effect to the Acquisition as if it had occurred on September 30, 1997. The pro forma combined condensed statements of operations combine NHancement's pro forma and Voice Plus' pro forma condensed statements of operations for the year ended December 31, 1996 and the unaudited nine months ended September 30, 1997 with the corresponding Advantis condensed statements of operations for the year ended March 31, 1997, and the unaudited nine months ended September 30, 1997, giving effect to the acquisitions of Advantis and Voice Plus as if they occurred as of the beginning of each period presented.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions of Advantis and Voice Plus had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined condensed financial statements do not incorporate any benefits from potential cost savings or synergies of operations of the combined company.

NHancement estimates that it will incur direct transaction costs of approximately $52,400 associated with the Acquisition which has been reflected as a component of the purchase consideration for Advantis. There can be no assurance that NHancement will not incur additional direct transaction costs associated with this Acquisition in subsequent periods or that management will be successful in their efforts to integrate the operations of the two companies.

These pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and the related notes thereto of NHancement and the financial statements and the notes thereto of Advantis included herein.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------

                                                                                                          Pro Forma
                                                       NHancement       Advantis       Adjustments        Combined

-----------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
Cash and cash equivalents                                 $2,326,300           $100                         $2,326,400
Accounts receivable, net                                   1,866,700      1,335,200                          3,201,900
Notes receivable from Advantis                               306,200            ---  (1)    (306,200)              ---
Notes receivable, stockholder                                 61,900            ---                             61,900
Inventory                                                    438,100        327,100                            765,200
Prepaid expenses and other                                   255,700         60,600                            316,300
Prepaid acquisition costs                                     52,400            ---  (2)    ($52,400)              ---
Deferred tax asset                                           119,500                                           119,500
                                                                                ---
-----------------------------------------------------------------------------------------------------------------------
               Total current assets                        5,426,800      1,723,000                          6,791,200
-----------------------------------------------------------------------------------------------------------------------
Due from Shareholder                                             ---        230,200                            230,200
Furniture and equipment, net                                 579,200        136,600                            715,800

Excess of cost over net assets acquired
                                                           5,619,600            ---  (2)      793,900        6,413,500

Other assets                                                 112,100                                           112,100
                                                                                ---
-----------------------------------------------------------------------------------------------------------------------
                                                         $11,737,700     $2,089,800                        $14,262,800
=======================================================================================================================

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)
                                    continued

----------------------------------------------------------------------------------------------------------------------

                                                                                                         Pro Forma
                                                       NHancement      Advantis       Adjustments        Combined

----------------------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable                                           $259,800       $694,000                        $   953,800
Accounts payable, directors                                     ---         60,600                             60,600
Accounts payable, affiliated companies                          ---        502,800                            502,800
Accrued liabilities                                         941,100        182,800  (1)      (6,200)        1,117,700
Payroll related liabilities                                 178,100         20,100                            198,200
Accrued income taxes                                            ---         32,300                             32,300
Deferred revenues                                         1,084,500            ---                          1,084,500
Current portion of long-term obligations                    375,000        148,500                            523,500
----------------------------------------------------------------------------------------------------------------------
             Total current liabilities                    2,838,500      1,641,100                          4,473,400
----------------------------------------------------------------------------------------------------------------------

Long-term debt, stockholder                                  62,500                                            62,500
Long-term debt, due to NHancement                               ---        300,000  (1)    (300,000)              ---
Long-term debt, net of
  current portion                                               ---        230,200                            230,200
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                         2,901,000      2,171,300                          4,766,100
----------------------------------------------------------------------------------------------------------------------

Stockholders' equity (deficit):
Preferred stock, $0.01 par value, 2,000,000 shares
  authorized, no shares outstanding                             ---            ---                                ---

Common stock, $0.01 par value, 20,000,000
  shares authorized, 4,528,500 shares issued
  and outstanding after Advantis acquisition                 42,300         97,400  (2)     (94,400)           45,300

Additional paid-in capital                               17,574,400            ---  (2)      657,000       18,231,400
Accumulated deficit                                     (8,780,000)      (178,900)  (2)      178,900      (8,780,000)
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity (deficit)                      8,836,700       (81,500)                          9,496,700
----------------------------------------------------------------------------------------------------------------------
                                                        $11,737,700     $2,089,800                        $14,262,800
======================================================================================================================

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)

    ------------------------------------------------------------------------------------------------------------------

                                                                                                         Pro Forma
                                          NHancement       Voice Plus      Advantis     Adjustments       Combined

    ------------------------------------------------------------------------------------------------------------------
    Revenues                                     $22,100     $7,549,900     $3,842,300                    $11,414,300
    Cost of goods sold                            58,300      4,047,400      3,250,600                      7,356,300
    ------------------------------------------------------------------------------------------------------------------
    Gross profit                                (36,200)      3,502,500        591,700                      4,058,000
    ------------------------------------------------------------------------------------------------------------------

    Operating expenses:
    Research and development                      62,200            ---            ---                         62,200
    Sales, marketing, general and
      administrative                             426,200      2,270,900        316,500                      3,013,600
    Amortization of excess of cost
      over assets acquired                            --        452,500             --  (1)    59,500         512,000
    ------------------------------------------------------------------------------------------------------------------
        Total operating expenses                 488,400      2,723,400        316,500                      3,587,800
    ------------------------------------------------------------------------------------------------------------------

    Operating income (loss)                    (524,600)        779,100        275,200                        470,200

    Other income (expense)                        51,300       (15,700)      (106,300)  (2)    31,000        (39,700)
    ------------------------------------------------------------------------------------------------------------------

    Income (loss) before income taxes          (473,300)        763,400        168,900                        430,500

    Income taxes                                      --         91,500          2,200                         93,700
    ------------------------------------------------------------------------------------------------------------------

    Net income (loss)                         $(473,300)     $  671,900       $166,700                       $336,800
    ==================================================================================================================

    ==================================================================================================================
    Net income per common share                                                                                 $0.08
    ==================================================================================================================

    Weighted average shares used in computing net
      income per common share (3)                                                                           4,265,153
    ==================================================================================================================

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

    --------------------------------------------------------------------------------------------------------------------

                                                                                                           Pro Forma
                                         NHancement       Voice Plus     Advantis (4)     Adjustments       Combined

    --------------------------------------------------------------------------------------------------------------------
    Revenues                                  $796,400      $8,764,100      $3,851,400                      $13,411,900
    Cost of goods sold                         129,200       5,137,400       3,454,700                        8,721,300
    --------------------------------------------------------------------------------------------------------------------
    Gross profit                               667,200       3,626,700         396,700                        4,690,600
    --------------------------------------------------------------------------------------------------------------------

    Operating expenses:
    Research and development                    98,400             ---             ---                           98,400
    Sales, marketing, general and
      administrative                         1,812,800       2,755,700         605,200                        5,173,700
    Amortization of excess of cost
      over assets acquired                         ---         543,800             ---  (1)     79,400          623,200
    --------------------------------------------------------------------------------------------------------------------
        Total operating expenses             1,911,200       3,299,500         605,200                        5,895,300
    --------------------------------------------------------------------------------------------------------------------

    Operating income (loss)                (1,244,000)         327,200       (208,500)                      (1,204,700)

    Other income (expense)                   (584,000)          32,300        (30,800)  (2)     30,800        (551,700)
    --------------------------------------------------------------------------------------------------------------------

    Income (loss) before income taxes      (1,828,000)         359,500       (239,300)                      (1,756,400)

    Income taxes                                   ---             ---             100                              100
    --------------------------------------------------------------------------------------------------------------------

    Net income (loss)                     $(1,828,000)        $359,500      $(239,400)                     $(1,756,500)
    ====================================================================================================================

    ====================================================================================================================
    Net loss per common share                                                                                   $(0.74)
    ====================================================================================================================

    Weighted average shares used in computing
      net loss per common share (3)                                                                           2,374,615
    ====================================================================================================================

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)



PERIODS COMBINED

The NHancement unaudited pro forma combined condensed statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 have been combined with the Advantis condensed statements of operations for the year ended March 31, 1997 and the nine months ended September 30, 1997 giving effect to the acquisitions of Advantis and Voice Plus as if they had occurred at the beginning of each period presented.

The NHancement unaudited pro forma combined condensed balance sheet as of September 30, 1997 has been combined with the Advantis condensed balance sheet as of the same date giving effect to the Acquisition as if it had occurred on September 30, 1997.


BASIS OF PRESENTATION

Pro Forma Basis of Presentation
The pro forma combined condensed financial statements reflected the issuance of 300,000 shares of NHancement Common Stock for all of the outstanding shares of Advantis Common Stock in connection with the Acquisition.

Pro Forma Combined Condensed Balance Sheet Adjustments:
(1) Adjustment to reflect the elimination of a $300,000 working capital loan made to Advantis by NHancement and the corresponding interest of $6,200 thereon.

(2) To reflect an adjustment, under the terms of purchase accounting, for the conversion of all the shares of Advantis' Common Stock into 300,000 shares of NHancement Common Stock and the recording of the excess of cost over net assets acquired of $793,900 including estimated transaction costs of approximately $52,400 associated with the Acquisition.

Pro Forma Combined Condensed Statement of Operations Adjustments - September 30, 1997:
(1) Adjustment to record the amortization of the excess of cost over net assets acquired of $59,500 for the nine months ended September 30, 1997, based on a ten-year amortization period.

(2) To reflect an adjustment to eliminate the loss on disposal of an Advantis subsidiary which was not acquired by Nhancement.

(3) The weighted average outstanding based is based on the estimated number of shares of common stock and common stock equivalents of the NHancement, Voice Plus and Advantis outstanding during the period calculated as follows:

           Shares outstanding at beginning of period                                                  612,800

             Shares issued in connection with the Voice Plus acquisition              1,312,500
             Shares issued in IPO, including over allotment                           1,770,963
             Shares issued to effect the conversion and repayment of debt               224,730
             Shares issued in connection with the Advantis acquisition                  300,000
                   Common stock equivalent shares related to stock options               44,160     3,652,353
                                                                                         ------     ---------

                      Total for combined companies, as adjusted                                     4,265,153
                                                                                                    =========

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                    continued


Pro Forma Combined Condensed Statement of Operations Adjustments - December 31, 1996:
(1) Adjustment to record the amortization of the excess of cost over net assets acquired of $79,400 for the year ended December 31, 1996, based on a ten-year amortization period.

(2) To reflect an adjustment to eliminate the loss on disposal of an Advantis subsidiary which was not acquired by NHancement.

(3) The weighted average outstanding based is based on the estimated number of shares of common stock and common stock equivalents of the NHancement, Voice Plus and Advantis outstanding during the period calculated as follows:

           Shares outstanding at beginning of period 93,225 Cheap stock:
             Shares issued to note holders and management in 1996 519,575 Shares of common stock equivalents related to stock options 534,375 Less shares assumed to be repurchased pursuant to the Treasury
                Stock method                                                          (385,060)       668,890
                                                                                      ---------
           Weighted average shares:
             Shares issued in connection with the Voice Plus acquisition              1,312,500
             Shares issued in connection with the Advantis acquisition                  300,000     1,612,500
                                                                                        -------     ---------

                      Total for combined companies, as adjusted                                     2,374,615
                                                                                                    =========

(4)   Advantis' fiscal year end is March 31st.

Acquisition Transaction Costs
As of September 30, 1997, NHancement and Advantis direct transaction costs of approximately $52,400 associated with the Acquisition were recorded in excess of cost over net assets acquired, consisting of attorney fees, accountant fees and other related charges.


CONFORMING ADJUSTMENTS AND RECLASSIFICATIONS

There were no adjustments required to conform the accounting policies of NHancement and Advantis. Certain amounts for Advantis have been reclassified to conform with NHancement's financial statement presentation. There have been no significant intercompany transactions other than those described herein.